Federated Investors
World-Class Investment Manager

J. Christopher Donahue

President

Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and I am pleased to present its 31st Annual Report. On March 31, 2000, the fund's net assets totaled $1.1 billion representing over 62,000 shareholders. This U.S. government securities fund pursues generous monthly income primarily from U.S. government issues. These U.S. government issues have minimal credit risk and represent a conservative income investment.

This report covers the 12-month reporting period from April 1, 1999 through March 31, 2000. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers you her views on today's interest rate environment, fund performance, how your fund is invested, and the fund's ability to invest in non-agency mortgage-backed securities. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's portfolio holdings, and third is the publication of the fund's financial statements.

During the 12-month reporting period covered by this report, the actions of the Federal Reserve Board (the "Fed") have caused bond prices to decline, as Chairman Alan Greenspan directed a series of interest rates increases in an attempt to cool the U.S. economy based on his fears of inflation and his long-standing concerns about the "exuberance in the stock markets."

As bond prices reflect actions take by the Fed, the fund's flat total return was consistent with that of the overall Treasury market, as well as the average U.S. mortgage-backed fund. Individual share class total return performance for the 12-month reporting period, including income distributions, follow.1

	Total Return	Income Distributions	Net Asset Value Change
Class A Shares	1.66%	$0.48	$7.84 to $7.48 = (4.59%)
Class B Shares	0.88%	$0.42	$7.84 to $7.48 = (4.59%)
Class C Shares	0.87%	$0.42	$7.84 to $7.48 = (4.59%)

1 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge) for Class A, B, and C Shares were (2.92%), (4.36%), and (0.08%), respectively.

The fund's management continues to emphasize mortgage-backed securities for their attractive yields and good long-term value. These securities are issued by agencies like the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Corporation ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). More than 88% of the fund's assets were invested in these mortgage-backed securities at the end of the reporting period. These securities are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.2

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities, Inc. If you have any questions or comments, do not hesitate to write.

Sincerely,

John Christopher Donahue

J. Christopher Donahue
President
May 15, 2000

2 Unlike individual government and Treasury securities, mutual fund shares are not guaranteed.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the fund's fiscal year, which was punctuated by an exceptionally strong U.S. economy and a steadily rising rate environment?

The U.S. economy has roared over the last 12 months, as the United States is experiencing the longest period of continuous growth in its history. The expansion that began in March of 1991, has raised real Gross Domestic Product (GDP) by more than a third, has propelled the federal budget into a surprising surplus, and given jobs to anyone willing to work. This record expansion shows few signs of flagging despite five interest rate hikes by the Federal Reserve Board (the "Fed"), and a U.S. stock market exhibiting flu-like symptoms. In addition, the Fed's policy makers continued to be quite vocal about the need to slow the astonishing growth in the U.S. economy to a slower pace. The number of future Fed rate increases is unknown as the expansion heads into uncharted territory.

The impact to the U.S. Treasury market during this time proved to be painful for investors as interest rates increased by over 1% during the reporting period. Concerns over rising commodity prices combined with a pickup in global growth offered reasons for investors to sell U.S. Treasuries.

The other factor investors have had to grapple with is the change in the shape of the yield curve. For example, the yield spread between the 2-year and 30-year Treasury moved from a positive slope of 44 basis points to a negative 39 basis points as the fiscal year ended. This negative slope is known as an inverted yield curve. An inverted yield curve occurs when shorter maturity securities yields are higher than longer maturity securities. This change in yield curve shape is the result of a structural shift in the issuance of Treasury securities and the Fed's desire to slow growth, defend against inflation, and temper the stock market's rise. All of these factors are bullish for investors in Treasury bonds.

What did this environment mean for the mortgage-backed securities market?

Throughout the reporting period, the portfolio continued to overweight the agency mortgage backed securities market. Over the course of the fiscal year, Treasury rates rose faster on shorter maturities versus those of longer maturities. These changes in the shape of the yield curve had a profound impact on the characteristics of the overall agency mortgage market. The most significant shift has been the overall mortgage market trading at a discount to par. When mortgages trade at a discount, larger than expected, early principal return is a positive to the overall total return. This shift to discount mortgages is a positive due to the overall strength of the housing market.

Three factors have been key contributors to the strength of the housing market over the past two years. The first has to do with strength of the economy and the creation of the "wealth effect." The second involves the attractiveness of housing as an investment vehicle because of escalating home prices. The third involves the increased affordability of housing, as mortgage rates sank to multi-year lows in 1998 and hovered in the low 7% range for the first part of 1999.

What has been your strategy for the fund in this current market environment?

The portfolio continues to overweight the Government National Mortgage Association (GNMA) sector of the mortgage-backed securities market for several reasons. In particular, GNMAs had been very cheap relative to the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues. The overweight to GNMAs allowed the portfolio to pick up yield and the guarantee of full faith and credit of the U. S. government. GNMAs, in spite of the full faith and credit guarantee, yield as much as 170 basis points more than a 10-year U.S. Treasury. We believe that GNMAs remain particularly attractive now because of a rare combination of full faith and credit plus the yield advantage. We believe our position remains a good one to be in over the longer term--a liquid, high-yielding, high-quality asset in a market environment in which liquidity and credit quality concerns remain an issue.

As a result, how was the fund's portfolio allocated at the end of the reporting period?

As of March 31, 2000, the portfolio composition was:

Name	Percentage of Portfolio Holdings
Government National Mortgage Association (GNMA)	52.5%
Federal National Mortgage Association (FNMA)	22.6%
Non-Agency Mortgages	9.2%
Federal Home Loan Mortgage Corporation (FHLMC)	8.4%
Repurchase Agreements	6.9%
U.S. Agency Debentures	0.4%

How did Federated Fund for U.S. Government Securities, Inc. perform for shareholders in terms of total return and income for the fiscal year ended March 31, 2000?

For the fund's fiscal year, Class A Shares of the fund produced a total net return of 1.66%, based on net asset value. Class B and C Shares produced total net returns of 0.88% and 0.87%, respectively, based on net asset value.1 The fund's returns over the reporting period were relatively consistent with the 1.67% return of the Lipper U.S. Mortgage Funds Average.2 Reflecting declining yields and soaring prices, the Merrill Lynch 2-Year and 3-Year Treasury Indexes produced returns of 2.64% and 3.49%, respectively.3

In terms of income, the fund's Class A, B, and C Shares paid monthly dividends over the past 12 months totaling $0.48, $0.42, and $0.42 per share, respectively.

1 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge) for Class A, B, and C Shares were (2.92%), (4.36%), and (0.08%), respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

3 Merrill Lynch 2-Year and 3-Year Treasury Note Indexes comprise the most recently issued 2-year and 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and investments cannot be made in an index.

What do you foresee for the bond market going forward? Are there any signs that could signal a change in the economy and rate environment for the rest of 2000, or could we remain on a course of economic growth and rising rates?

As discussed earlier, the U.S. economic expansion is now entering a record ninth year, and shows no sign of ending anytime soon. Growth remains strong and inflation modest. Currently, there seems to be no shock on the horizon big enough to cause a recession. Inflation, however, is starting to show some early signs of returning, with the primary concern being oil prices. Crude oil soared to $30 a barrel, nearly triple levels a year ago. While oil eventually will seep into the core price index, petroleum does not play nearly as large a role in the U.S. economy as it did 25 years ago, when the first OPEC shock was felt. Growth as measured by real inflation-adjusted GDP in the first quarter now appears to be between 4% and 5% due to rebounding computer activity and accelerated federal income tax refunds.

The economic expansion should begin to moderate, as we move into the second and third quarter. Some reasons to expect growth to slow later this year include: higher interest rates, tighter monetary policy, the implicit "tax" on consumers from higher energy prices, and a slower pace of wealth accumulation due to slower equity appreciation. We believe the combination of these factors should slow the economy moving forward, and thus, investors will be looking at lower bond yields by year end.

Late in March, Gary Gensler, the Treasury Under Secretary for Domestic Finance, in testimony before the House Banking Subcommittee proposed making several changes to the relationship between the U.S. government and the three housing Government Sponsored Entities (GSE). What does this mean for the fixed-income markets?

The mortgage market is currently dominated by two GSEs--Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. They were originally established under a U.S. government charter to increase the availability of mortgage credit for residential housing, and their primary mission is to develop and maintain an active market in conventional residential mortgages. These agencies accomplish this by purchasing residential mortgages from individual financial institutional lenders, then group these purchased mortgages into pools, and subsequently sell mortgage-backed pass-through securities backed by such mortgages.

The initial reaction of the fixed-income markets was negative, as investors tried to ascertain what this meant for the agencies and their issuance of securities. The changes suggested by the Treasury involve repealing the GSE's discretionary lines of credit with the U.S. government and requiring the agencies to be reviewed annually by one of the major rating services. The credit lines are now purely symbolic, established in 1957, when the GSEs were merely a fraction of their current size. The severing of these ties would have little practical importance if a true crisis developed. GSEs are not rated in the same manner as other corporate bonds although they received a AAA rating assessment from Moody's. Any material change in the linkage between the government and the GSEs would cause the rating agencies to reassess their ratings, as is their usual practice.

The important point to remember is that the agencies would be impacted by the Treasury's recommendations only if they are enacted into law. Attempts in the early 1990s to limit the government's implicit guarantee to the GSEs have failed in the past. In addition, since it is believed that the GSEs help decrease the cost of housing across the nation, is difficult for Congress to argue for any bill that will increase the housing costs to a large number of their constituents. The opinion of many in the fixed-income markets is that these proposals are a long way from becoming law.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $31,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $266,166 on 3/31/00. You would have earned a 7.32%1 average annual total return for the investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/00, the Class A Shares' average annual
1-year, 5-year, and 10-year total returns were (2.92%), 5.18%, and 6.07%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (7/26/94) total returns were (4.36%), 4.98% and 5.27%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/27/93) total returns were (0.08%), 5.29%, and 4.16%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 30 years (reinvesting all dividends and capital gains) grew to $114,685.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $31,000, but your account would have reached a total value of $114,6851 by 3/31/00. You would have earned an average annual total return of 7.46%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Current Income

Ten years ago in March 1990, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class A Shares of Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $55,000 Jaguar they bought last August to celebrate their anniversary--without touching their original principal.

The Laughlin's account totaled $181,692 as of March 31, 2000, for an average annual total return of 6.15%.

[Graphic Representation Omitted - See Appendix]

1 Fund shares are not guaranteed and their value will fluctuate.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Fund for U.S. Government Securities, Inc. -- Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

The graph below illustrates the hypothetical investment of $10,0001 in Federated Fund for U.S. Government Securities, Inc. (Class A Shares) (the "Fund") from March 31, 1990 to March 31, 2000 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

Average Annual Total Return[4] as of March 31, 2000
1 Year	(2.92%)

5 Years	5.18%
10 Years	6.07%
Start of Performance (10/6/69)	7.32%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indices are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Fund for U.S. Government Securities, Inc. -- Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

The graph below illustrates the hypothetical investment of $10,0001 in Federated Fund for U.S. Government Securities, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2000 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

Average Annual Total Return[4] as of March 31, 2000
1 Year	(4.36%)

5 Years	4.98%

Start of Performance (7/26/94)	5.27%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indices are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Fund for U.S. Government Securities, Inc. -- Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

The graph below illustrates the hypothetical investment of $10,0001 in Federated Fund for U.S. Government Securities, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to March 31, 2000 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

Average Annual Total Return[4] as of March 31, 2000
1 Year	(0.08%)

5 Years	5.29%

Start of Performance (4/27/93)	4.16%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indices are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

MARCH 31, 2000

Principal Amount			Value
		ASSET-BACKED SECURITIES--9.7%
		Home Equity Loans--8.1%
$2,500,000		Chase Funding Mortgage Loan 99-1, 8.628%, 6/25/2028	$2,478,425
6,446,000		Chase Mortgage Finance Corp. 1994-F, Class A-9, 6.750%, 3/25/2025	6,343,960
88,781,170		GS Mortgage Securities Corp. 2000-1, (Interest Only) 0.210%, 3/30/2030	527,094
60,000,000		Green Tree Home Equity Loan Trust 99-C, 14.250%, 7/15/2030	7,087,500
6,550,000		Mellon Bank Home Equity Installment Loan 98-1, 6.950%, 3/25/2015	6,117,504
10,000,000		Residential Asset Securitization Trust 1998-A8, 6.750%, 8/25/2028	9,449,400
19,897,736		Residential Funding Mortgage Securities I, Inc. 1998-S9, Class 1A1, 6.500%, 4/25/2013	19,141,821
11,773,973		Salomon Brothers Mortgage Sec. VII 1997-HUD1, Class B1-B2, 7.750%, 12/25/2030	10,838,842
158,223,527		Salomon Brothers Mortgage Sec. VII 99-4, Class 4, 2.547%, (Interest Only), 12/25/2027	8,504,515
5,000,000		Salomon Brothers Mortgage Sec. VII 99-NC3 Class M3, Floating Rate Note, 9.225%, 4/1/2000	5,000,000
3,000,000		Saxon Asset Securities Trust 99-2, Class BV1, Floating Rate Notes, 7.603%, 5/25/2029	3,025,710
48,813,074		Structured Asset Securities Corp. 1998-RF4, ALS2, Class B6, (Interest Only) 6.300%, 8/15/2028	9,640,582

		TOTAL	88,155,353

		Manufactured Housing--1.6%
13,000,000		Green Tree Financial Corp. 93-4, 8.550%, 1/15/2019	11,834,030
2,000,000		Green Tree Financial Corp. 97-4, 7.230%, 2/15/2029	1,800,580
3,925,000		Green Tree Financial Corp. 98-6, 7.140%, 2/1/2021	3,685,693

		TOTAL	17,320,303

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $107,643,889)	105,475,656

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--88.8%
		Federal Home Loan Mortgage Corporation--8.9%
$67,018,541		6.500%, 4/1/2029	$62,976,653
12,298,493		8.000%, 12/1/2029	12,340,800
21,186,237		8.500%, 1/1/2030	21,570,132
4,269		11.000%, 12/1/2017	4,580
16,909		11.750%, 1/1/2011	18,484
1,456		12.000%, 6/1/2000	1,461
683		12.500%, 10/1/2012	747
8,083		12.750%, 1/1/2013 - 10/1/2013	8,819
41,752		13.000%, 2/1/2015	46,566
15,006		13.250%, 3/1/2014	16,762
6,062		13.500%, 10/1/2013	6,330
37,346		13.750%, 1/1/2011 - 10/1/2011	41,486
80		14.000%, 12/1/2012	87
74,952		14.500%, 8/1/2012 - 10/1/2012	83,119
6,178		14.750%, 8/1/2011	6,825
3,634		15.500%, 8/1/2011	4,213

		TOTAL	97,127,064

		Federal Home Loan Mortgage Corporation-Agency Debenture--0.4%
5,000,000		5.750%, 3/15/2009	4,527,300

		Federal National Mortgage Association--19.1%
70,892,748		6.000%, 12/1/2013 - 4/1/2029	65,822,362
51,895,663		6.500%, 5/1/2013 - 4/1/2029	49,029,963
20,567,383		7.500%, 10/1/2029 - 3/1/2030	20,213,830
62,000,000		8.000%, 12/31/2029	62,135,780
9,887,526		9.000%, 12/1/2029	10,205,806
143,426		11.000%, 10/1/2010	154,841
5,885		11.750%, 10/1/2015	6,556
918		12.000%, 1/1/2013	1,001
4,307		12.500%, 8/1/2013	4,832
Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal National Mortgage Association--continued
$26,914		12.750%, 10/1/2010 - 8/1/2014	$30,162
29,753		13.000%, 5/1/2013 - 8/1/2015	33,275
59,993		13.500%, 12/1/2014	67,829
3,140		13.750%, 6/1/2014	3,468
5,928		14.000%, 11/1/2014	6,717
7,284		15.000%, 10/1/2012	8,215

		TOTAL	207,724,637

		Federal National Mortgage Association REMIC--4.8%
34,948,094		Series 302-1, 0.000%, (Principal Only), 6/1/2029	20,466,478
20,334,094		Series 284-1, 0.000%, (Principal Only), 7/1/2027	13,858,905
223,819,092		Series GT 99-T2-X, 0.700%, (Interest Only), 1/19/2039	4,546,213
33,831,623		Series 305-2, 6.000%, (Interest Only), 12/1/2029	9,916,895
3,839,621		Series 1999-T2-A1, 7.500%, 1/19/2039	3,810,824

		TOTAL	52,599,315

		Government National Mortgage Association--55.6%
147,460,257		6.500%, 11/15/2023 - 3/15/2029	139,991,332
294,561,746		7.000%, 3/15/2024 - 3/15/2030	285,575,846
137,868,419	[1]	7.500%, 1/15/2023 - 2/15/2030	136,762,400
21,885,721		8.000%, 9/15/2029 - 10/15/2029	22,125,151
19,253,356		8.500%, 11/15/2029 - 1/15/2030	19,746,627
3,256		10.500%, 9/15/2000 - 1/15/2001	3,284
545		11.250%, 9/20/2015	596
71,057		11.750%, 7/15/2013	79,195
272		12.000%, 5/15/2000	273
26,468		13.000%, 9/20/2014	30,032
24,175		13.750%, 9/15/2014	27,798

		TOTAL	604,342,534

Principal Amount or Shares			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Small Business Administration--0.0%
$666,392		1.394%, (Interest Only) 11/20/2003	$14,929

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $993,369,933)	966,335,779

		MUTUAL FUND--0.1%
63,000		Income Opportunities Fund 2000, Inc.	614,250

		TOTAL MUTUAL FUND (IDENTIFIED COST $610,313)	614,250

		REPURCHASE AGREEMENTS--7.2%[2]
$16,830,000		ABN AMRO, Inc., 6.180%, dated 3/31/2000, due 4/3/2000	16,830,000
62,000,000	[3]	Credit Suisse First Boston, Inc., 6.000%, dated 3/21/2000, due 4/19/2000	62,000,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	78,830,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,180,454,493)[4]	$1,151,255,685

1 A portion of these securities are subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

4 The cost of investments for federal tax purposes amounts to $1,180,461,468. The net unrealized depreciation of investments on a federal tax basis amounts to $29,205,783 which is comprised of $2,470,646 appreciation and $31,676,429 depreciation at March 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,087,822,560) at March 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 2000

Assets:
Total investments in securities, at value (identified cost $1,180,454,493 and tax cost $1,180,461,468)		$1,151,255,685
Income receivable		5,751,133
Receivable for investments sold		63,576,238
Receivable for shares sold		2,836,085

TOTAL ASSETS		1,223,419,141

Liabilities:
Payable for investments purchased	$64,732,521
Payable for shares redeemed	6,159,342
Income distribution payable	2,014,082
Payable for dollar roll transactions	62,280,745
Accrued expenses	409,891

TOTAL LIABILITIES		135,596,581

Net assets for 145,479,613 shares outstanding		$1,087,822,560

Net Assets Consist of:
Paid in capital		$1,292,302,731
Net unrealized depreciation of investments		(29,198,808)
Accumulated net realized loss on investments		(175,281,363)

TOTAL NET ASSETS		$1,087,822,560

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($915,849,713 ÷ 122,479,749 shares outstanding)		$7.48

Offering Price Per Share (100/95.50 of $7.48)[1]		$7.83

Redemption Proceeds Per Share		$7.48

Class B Shares:
Net Asset Value Per Share ($126,336,333 ÷ 16,896,496 shares outstanding)		$7.48

Offering Price Per Share		$7.48

Redemption Proceeds Per Share (94.50/100 of $7.48)[1]		$7.07

Class C Shares:
Net Asset Value Per Share ($45,636,514 ÷ 6,103,368 shares outstanding)		$7.48

Offering Price Per Share		$7.48

Redemption Proceeds Per Share (99.00/100 of $7.48)[1]		$7.41

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 2000

Investment Income:
Dividends		$52,527
Interest (net of dollar roll expense of $2,843,589)		85,322,369

TOTAL INCOME		85,374,896

Expenses:
Investment adviser fee	$6,468,804
Administrative personnel and services fee	881,169
Custodian fees	102,747
Transfer and dividend disbursing agent fees and expenses	951,517
Directors'/Trustees' fees	9,811
Auditing fees	19,995
Legal fees	14,205
Portfolio accounting fees	190,351
Distribution services fee--Class B Shares	1,050,009
Distribution services fee--Class C Shares	391,287
Shareholder services fee--Class A Shares	2,442,397
Shareholder services fee--Class B Shares	350,003
Shareholder services fee--Class C Shares	130,429
Share registration costs	40,153
Printing and postage	263,663
Insurance premiums	1,288
Taxes	14,612
Miscellaneous	14,514

TOTAL EXPENSES	13,336,954

Waiver:
Waiver of shareholder services fee--Class A Shares	(195,392)

Net expenses		13,141,562

Net investment income		72,233,334

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(19,252,768)
Net change in unrealized appreciation (depreciation) of investments		(36,935,654)

Net realized and unrealized gain (loss) on investments		(56,188,422)

Change in net assets resulting from operations		$16,044,912

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$72,233,334	$71,772,202
Net realized gain (loss) on investments ($(19,252,768) and $12,834,164, respectively, as computed for federal tax purposes)	(19,252,768)	12,834,164
Net change in unrealized appreciation/depreciation on investments	(36,935,654)	(19,536,340)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,044,912	65,070,026

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(61,550,480)	(65,930,652)
Class B Shares	(7,779,482)	(6,572,184)
Class C Shares	(2,903,372)	(2,557,564)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(72,233,334)	(75,060,400)

Share Transactions:
Proceeds from sale of shares	281,336,468	279,342,485
Net asset value of shares issued to shareholders in payment of distributions declared	46,902,236	47,926,054
Cost of shares redeemed	(427,527,050)	(367,772,209)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(99,288,346)	(40,503,670)

Change in net assets	(155,476,768)	(50,494,044)

Net Assets:
Beginning of period	1,243,299,328	1,293,793,372

End of period	$1,087,822,560	$1,243,299,328

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 7.84	$ 7.90	$ 7.65	$ 7.78	$ 7.67
Income From Investment Operations:
Net investment income	0.47 [1]	0.46	0.50	0.51	0.54
Net realized and unrealized gain (loss) on investments	(0.35)	(0.04)	0.26	(0.14)	0.12

TOTAL FROM INVESTMENT OPERATIONS	0.12	0.42	0.76	0.37	0.66

Less Distributions:
Distributions from net investment income	(0.48)	(0.48)	(0.51)	(0.50)	(0.55)

Net Asset Value, End of Period	$ 7.48	$ 7.84	$ 7.90	$ 7.65	$ 7.78

Total Return[2]	1.66%	5.43%	10.21%	4.88%	8.77%

Ratios to Average Net Assets:

Expenses	1.00%	0.96%	0.94%	0.95%	0.95%

Net investment income	6.30%	5.78%	6.40%	6.60%	6.80%

Expense waiver[3]	0.02%	0.02%	0.08%	0.12%	0.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$915,850	$1,052,081	$1,138,450	$1,177,071	$1,330,272

Portfolio turnover	103%	187%	88%	120%	157%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 7.84	$ 7.90	$ 7.66	$ 7.78	$ 7.67
Income From Investment Operations:
Net investment income	0.41 [1]	0.40	0.44	0.44	0.49
Net realized and unrealized gain (loss) on investments	(0.35)	(0.04)	0.25	(0.13)	0.11

TOTAL FROM INVESTMENT OPERATIONS	0.06	0.36	0.69	0.31	0.60

Less Distributions:
Distributions from net investment income	(0.42)	(0.42)	(0.45)	(0.43)	(0.49)

Net Asset Value, End of Period	$ 7.48	$ 7.84	$ 7.90	$ 7.66	$ 7.78

Total Return[2]	0.88%	4.64%	9.16%	4.13%	7.90%

Ratios to Average Net Assets:

Expenses	1.77%	1.73%	1.77%	1.80%	1.78%

Net investment income	5.54%	5.01%	5.57%	5.75%	5.93%

Expense waiver[3]	--	--	--	0.02%	0.04%

Supplemental Data:

Net assets, end of period (000 omitted)	$126,336	$141,148	$107,225	$100,439	$93,169

Portfolio turnover	103%	187%	88%	120%	157%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$7.84	$7.91	$7.66	$7.78	$7.67
Income From Investment Operations:
Net investment income	0.41 [1]	0.40	0.44	0.45	0.47
Net realized and unrealized gain (loss) on investments	(0.35)	(0.05)	0.26	(0.13)	0.12

TOTAL FROM INVESTMENT OPERATIONS	0.06	0.35	0.70	0.32	0.59

Less Distributions:
Distributions from net investment income	(0.42)	(0.42)	(0.45)	(0.44)	(0.48)

Net Asset Value, End of Period	$7.48	$7.84	$7.91	$7.66	$7.78

Total Return[2]	0.87%	4.51%	9.29%	4.14%	7.85%

Ratios to Average Net Assets:

Expenses	1.77%	1.73%	1.77%	1.80%	1.79%

Net investment income	5.54%	5.01%	5.57%	5.74%	5.96%

Expense waiver[3]	--	--	--	0.02%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$45,637	$50,071	$48,118	$55,842	$79,949

Portfolio turnover	103%	187%	88%	120%	157%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 2000

ORGANIZATION

Federated Fund for U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreement.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $159,806,631, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 7,519,074

2003	123,323,419

2004	4,621,860

2005	20,564,242

2008	3,778,036

Additionally, net capital losses of $15,467,757 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day of the next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	750,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	23,687,727	$179,056,245	15,913,822	$126,126,386
Shares issued to shareholders in payment of distributions declared	5,361,850	40,463,170	5,371,053	42,485,267
Shares redeemed	(40,774,422)	(308,969,814)	(31,135,221)	(246,763,165)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(11,724,845)	$(89,450,399)	(9,850,346)	$(78,151,512)

Year Ended March 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,803,966	$59,264,072	12,064,667	$95,692,524
Shares issued to shareholders in payment of distributions declared	653,846	4,936,316	512,233	4,051,140
Shares redeemed	(9,567,167)	(72,238,719)	(8,140,275)	(64,532,552)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,109,355)	$(8,038,331)	4,436,625	$35,211,112

Year Ended March 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	5,625,382	$43,016,151	7,254,380	$57,523,575
Shares issued to shareholders in payment of distributions declared	199,117	1,502,750	175,696	1,389,647
Shares redeemed	(6,108,908)	(46,318,517)	(7,128,289)	(56,476,492)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(284,409)	$(1,799,616)	301,787	$2,436,730

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(13,118,609)	$(99,288,346)	(5,111,934)	$(40,503,670)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended March 31, 2000, were as follows:

Purchases	$1,216,127,776
Sales	$1,296,019,154

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities, Inc. (the "Fund") as of March 31, 2000, and the related statements of operations and changes in net assets for the years ended March 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities, Inc. as of March 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 19, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

WILLIAM D. DAWSON III

Chief Investment Officer

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF MARCH 31, 2000

Federated Fund for U.S. Government Securities, Inc.

Established 1969

31ST ANNUAL REPORT

Federated
Federated Fund for U.S. Government Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304

8042505 (5/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. APPENDIX The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 3/31/00. The "y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of hypothetical initial investment of $31,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $266,166 on 3/31/00 The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 3/31/00. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $114,685 on 3/31/00. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 3/31/90 to 3/31/00. The "y" axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of a hypothetical initial investment of $100,000 in the fund's Class A Shares would have grown to $180,330 on 3/31/96. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Fund for U.S. Government Securities, Inc., (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers 5-year Treasury Bellwether Index (the "LB5YRTBI") is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (the "LUSMFA") is represented by a dashed line and the Lehman Brothers Mortgage Backed Securities Index (the "LBMBSI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 3/31/90 to 3/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500 and the LGIFA. The ending values were $18,035, $19,967, $21,404 and $19,569, respectively. The legend in the upper quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year, five-year, 10-year periods ended 3/31/00 and from the start of performance of the Fund's Class A Shares (10/6/69) to 3/31/00. The total returns were (2.92%), 5.18%, 6.07% and 7.32%, respectively. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Fund for U.S. Government Securities, Inc., (the "Fund") based on a 1.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers 5-year Treasury Bellwether Index (the "LB5YRTBI") is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (the "LUSMFA") is represented by a dashed line and the Lehman Brothers Mortgage Backed Securities Index (the "LBMBSI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 7/26/94 to 3/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 4.50% sales charge, as compared to the S&P 500 and the LGIFA. The ending values were $13,382, $13,923, $13,975 and $14,778, respectively. The legend in the upper quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year and five-year periods ended 3/31/00 and from the start of performance of the Fund's Class B Shares (7/26/94) to 3/31/00. The total returns were (4.36%), 4.98% and 5.27%, respectively. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Fund for U.S. Government Securities, Inc., (the "Fund") based on a 1.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers 5-year Treasury Bellwether Index (the "LB5YRTBI") is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (the "LUSMFA") is represented by a dashed line and the Lehman Brothers Mortgage Backed Securities Index (the "LBMBSI") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 7/26/94 to 3/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 4.50% sales charge, as compared to the S&P 500 and the LGIFA. The ending values were $13,355, $14,123, $14,179 and $15,112, respectively. The legend in the upper quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year and five-year periods ended 3/31/00 and from the start of performance of the Fund's Class C Shares (4/27/93) to 3/31/00. The total returns were (0.08%), 5.29% and 4.16%, respectively.